UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2022

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2022, ABVC BioPharma, Inc. (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on 5 proposals. At the beginning of the Annual Meeting, 16,239,330 shares of common stock, which represents 16,239,330 (53.58%) of the voting power of the shares entitled to vote at the Annual Meeting, were represented by proxy, which constituted a quorum for the transaction of business.

We are filing this Current Report on Form 8-K to disclose the voting results from the Annual Meeting.

1.	To re-elect 8 directors to the Company’s board of directors (the “Board”), with such directors to serve until the 2023 annual meeting of shareholders.

Name	For	Against	Withheld
Eugene Jiang	15,016,704	-	5,342
Norimi Sakamoto	15,016,704	-	5,342
Yen-Hsin Chou	15,016,604	-	5,442
Dr. Tsung-Shann (T.S.) Jiang	15,016,704	-	5,342
Dr. Shin-Yu Miao	15,016,704	-	5,342
Yoshinobu Odaira	14,641,062	-	380,984
Dr. Tsang Ming Jiang	15,016,204	-	5,842
Dr. Chang-Jen Jiang	15,016,104	-	5,942

2.	To elect 3 directors to the Company’s Board, with such directors to serve until the 2023 annual meeting of shareholders.

Name	For	Against	Withheld
Che Wei Hsu	15,016,704	-	5,342
Shuling Jiang	14,605,046	-	417,000
Kuang-Tseng Chen	15,016,104	-	5,942

3.	To ratify the appointment of KCCW Accountancy Corp. (“KCCW”) as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2022.

For	Against	Abstain
16,211,242	21,703	6,385

4.	An advisory (non-binding) vote on executive compensation, also referred to as “say-on-pay” proposals, to endorse the compensation paid to our Named Executive Officers, as disclosed in the proxy statement.

For	Against	Abstain
14,959,253	52,663	10,130

5.	An advisory (non-binding) vote on the frequency of holding say-on-pay votes. In other words, how often we will include a say-on-pay proposal, similar to Proposal No. 4, in our future proxy statements.

Every Year	Every 2 Years	Every 3 Years	Abstain
466,164	2,136	14,543,446	10,300

Based on the votes, all proposals were approved and the Company has decided to include a shareholder vote on the executive’s compensation in its proxy statements every three years.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

May 25, 2022	By:	/s/ Andy An
Andy An
Chief Financial Officer

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